                      THIRD AMENDMENT AND SUPPLEMENT TO
           AMENDED, RESTATED AND CONSOLIDATED MORTGAGE, ASSIGNMENT
          OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT

         THIS THIRD AMENDMENT AND SUPPLEMENT TO AMENDED, RESTATED AND CONSOLIDATED MORTGAGE, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT (this "AMENDMENT") is entered into as of the effective time and date hereinafter stated (the "EFFECTIVE DATE") by and between HS RESOURCES, INC., a Delaware corporation with an address for notice hereunder of One Maritime Plaza, 15th Floor, San Francisco, California 94111 ("MORTGAGOR") and THE CHASE MANHATTAN BANK, N.A., a national banking association with offices and banking quarters at One Chase Manhattan Plaza, New York, New York 10005, as agent for the lenders which are or become parties to the Credit Agreement referred to below (collectively called the "LENDERS") (in such capacity as agent, together with its successors in such capacity, the "MORTGAGEE").


                               R E C I T A L S


         A. Mortgagor, the Agent and certain lenders entered into a Credit Agreement dated as of July 15, 1994 (as amended, the "1994 CREDIT AGREEMENT") which amended and restated that certain Credit Agreement dated as of March 11, 1993, as amended.

         B. The 1994 Credit Agreement was secured by, among other things, that certain Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated March 11, 1993 from Mortgagor to the Mortgagee, duly recorded on March 12, 1993 in Book 1373, Film 1766 of the Real Estate Records of Weld County, Colorado with Reception No. 02324792, as amended by First Amendment to Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated May 19, 1993 and duly recorded on August 30, 1993 in Book 1399, Film 1243 of the Real Estate Records of Weld County, Colorado with Reception No. 02348251, Second Amendment to Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated December 10, 1993 and duly recorded on December 20, 1993 in Book 1417, Film 1622 of the Real Estate Records of Weld County, Colorado with Reception No. 02364884 and Third Amendment to Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of July 15, 1994 and duly recorded on August 4, 1994 in Book 1453 at Film 1745 of the Real Estate Records of Weld County, Colorado with Reception No. 2401068 (collectively, the "HSR MORTGAGE").

         C. The 1994 Credit Agreement was also secured by that certain Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of as of July 30, 1993 from Energy Minerals Corporation and recorded in various counties in the State of Colorado as follows:

                               Date
         County           Filed/Recorded                   Recording Data
         ------           --------------                   --------------
         Adams            August 4, 1993               Book 4123, Film 621,
                                                       Reception No. 01163316
         Arapahoe         August 4, 1993               Book 7064, Film 262
         Baca             August 3, 1993               Book 554, Film 471,
                                                       Reception No. 379179
         Elbert           August 4, 1993               Book 475, Film 742,
                                                       Reception No. 311772
         Logan            August 3, 1993               Book 872, Film 259,
                                                       Reception No. 605307
         Morgan           August 4, 1993               Book 957, Film 582,
                                                       Reception No. 737381
         Weld             August 4, 1993               Book 1395,
                                                       Reception No. 22344624
         Yuma             August 3, 1993               Book 720, Film 233,
                                                       Reception No. 469207;



as amended by First Amendment to Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of July 15, 1994 (collectively, the "EMC MORTGAGE") and recorded in various counties in the State of Colorado as follows:

                              Date
         County           Filed/Recorded                   Recording Data
         ------           --------------                   --------------
         Adams            August 5, 1994               Book 4369, Page 567,
                                                       Reception No. C0006364
         Arapahoe         August 8, 1994               Book 7660, Page 545,
                                                       Reception No. 112791
         Baca             August 10, 1994              Book 558, Page 622,
                                                       Reception No. 381282
         Elbert           August 4, 1994               Book 500, Page 607
         Logan            August 4, 1994               Book 883, Page 462
         Morgan           August 4, 1994               Book 971, Page 170
         Weld             August 4, 1994               Book 1453, Page 1743,
                                                       Reception No. 2401066
         Yuma             August 4, 1994               Book 735, Page 99,
                                                       Reception No. 473320



         D. To evidence the merger of Energy Minerals Corporation into Mortgagor, Mortgagor and Mortgagee amended, restated and consolidated the HSR Mortgage and the EMC Mortgage by Amended, Restated and Consolidated Mortgage, Assignment of Production,

Security Agreement and Financing Statement dated as of September 1, 1995, which was recorded in various counties in the State of Colorado as follows:

                              Date
         County           Filed/Recorded                   Recording Data
         ------           --------------                   --------------
         Adams            September 14, 1995           Book 4588, Page 745,
                                                       Reception No. C0107105
         Arapahoe         September 15, 1995           Book 8109, Page 405,
                                                       Reception No. 96553
         Baca             September 13, 1995           Book 563, Page 714,
                                                       Reception No. 383819
         Elbert           September 13, 1995           Book 526, Page 722
         Logan            September 13, 1995           Book 894, Page 370
         Morgan           September 15, 1995           Book 985, Page 428
         Weld             September 13, 1995           Book 1511, Page 203,
                                                       Reception No. 2455532
         Yuma             September 13, 1995           Book 752, Page 227,
                                                       Reception No. 478288;

as amended by First Amendment and Supplement to Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of December 14, 1995 between Mortgagor and Mortgagee and duly recorded on December 20, 1995 in Weld County, Colorado in Book 1523, Page 665, Reception No. 246877 (collectively, the "MORTGAGE").

         E. Mortgagor, Mortgagee and certain lenders refinanced the debt under the 1994 Credit Agreement by entering into that certain Credit Agreement dated as of June 7, 1996 (the "JUNE 7 CREDIT AGREEMENT").

         F. Mortgagor, Mortgagee and certain lenders (the "LENDERS") amended and restated the June 7 Credit Agreement by that certain Amended and Restated Credit Agreement dated as of June 14, 1996 (the "CREDIT AGREEMENT").

         G. The Mortgage has been assigned and amended by Assignment of Liens and Amendment of Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of June 14, 1996, which was duly recorded in the State of Colorado as follows:

                               Date
         County           Filed/Recorded               Recording Data
         ------           --------------               --------------

         Adams
         Arapahoe


         Baca                     6/28/96              Book 567, Page 414
         Elbert                   6/27/96              Book 548, Page 116
         Logan                    6/28/96              Book 903, Page 330
         Morgan                   7/3/96               Book 996, Page 959
         Weld                     6/27/96              Book 1554, Page 151
         Yuma                     6/28/96              Book 764, Page 214

         F. Mortgagor and Mortgagee now desire to amend and supplement the Mortgage.

         NOW, THEREFORE, in view of the foregoing, Mortgagor and Mortgagee do hereby agree as follows:

         1. All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Mortgage.

         2. All references in the Mortgage to "this Mortgage", as defined in the opening paragraph of the Mortgage shall mean the Mortgage, as amended and as supplemented hereby and as the same may from time to time be further amended or supplemented.

         3. Clauses (b) and (c) of Section II of the Mortgage are amended in their entirety to hereafter read as follows:

                 "(b) payment of and performance of any and all present or future obligations of Mortgagor, Orion Acquisition, Inc. or HSRTW, Inc. (the "GUARANTORS") under Hedging Agreements (as defined in the Credit Agreement) now existing or hereafter entered into between Mortgagor or any Guarantor and any of the Lenders and permitted by
         Section 9.01(j) of the Credit Agreement.

                 (c) payment of and performance of any and all present or future obligations of Mortgagor or any Guarantor under guaranty arrangements of Hedging Agreements (as defined in the Credit Agreement) now existing or hereafter entered into between Mortgagor or any Guarantor and any of the Lenders and permitted by Section 9.01(m) of the Credit Agreement."

         4. Mortgagor hereby confirms that it has heretofore granted, bargained, sold, assigned, mortgaged, warranted, transferred and conveyed, and granted a security interest to Mortgagee in, the Mortgaged Property, and Mortgagor further grants, bargains, sells, assigns, mortgages, warrants, transfers and conveys, and grants a security interest to Mortgagee in, the Mortgaged Property, to Mortgagee on behalf of the Lenders to secure the payment and performance of the Indebtedness as such definition is amended herein.

         5. Mortgagor hereby confirms that it has heretofore absolutely and unconditionally assigned, transferred and conveyed and does hereby absolutely and unconditionally assign, transfer and convey to Mortgagee, its successors and assigns, in accordance with the Mortgage as amended hereby, all of the Hydrocarbons and all products obtained or processed therefrom attributable to the Hydrocarbon Property, and the revenues and proceeds now and hereafter attributable to the Hydrocarbons and said products and all payments in lieu of the Hydrocarbons such as "take or pay" payments or settlements.

         6. The parties hereto hereby acknowledge and agree that except as specifically amended, changed or modified hereby, the Mortgage, as amended, shall remain in full force and effect in accordance with its terms. None of the rights, titles and interests existing and to exist under the Mortgage, as amended, are hereby released, diminished or impaired, and Mortgagor hereby reaffirms all covenants, representations and warranties made in the Mortgage, as amended.

         7. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof.

         EXECUTED as of the ____ day of July, 1996. (the "EFFECTIVE DATE").


                                        MORTGAGOR:

                                        HS RESOURCES, INC.
Attest:


By:                                     By:
   -------------------------------         ----------------------------------
Name:                                   Name:
Title:                                  Title:

                                        MORTGAGEE:

                                        THE CHASE MANHATTAN BANK, N.A.,
                                        AS AGENT



                                        By:
                                           ---------------------------------
                                        Name:   Richard F. Betz
                                        Title:  Vice President

STATE OF COLORADO   )
                    )
COUNTY OF DENVER    )

         The foregoing instrument was acknowledged before me on July ____, 1996 by __________________________, _________________ of HS RESOURCES, INC., a
Delaware corporation, on behalf of such corporation.


                                               --------------------------------
                                               Notary Public in and for the
                                               State of Colorado

                                               Seal:




STATE OF NEW YORK   )
                    )
COUNTY OF NEW YORK  )

         The foregoing instrument was acknowledged before me on July ____, 1996 by Richard F. Betz, Vice President of THE CHASE MANHATTAN BANK, N.A., a national banking association, on behalf of such association.



                                               --------------------------------
                                               Notary Public in and for the
                                               State of Colorado

                                               Seal: